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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549


                                     F O R M 8-K

                                   CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


                   ---------------------------------------------


                                   Date of Report

                                  August 9, 2001

                                     FVNB CORP.
               (Exact name of registrant as specified in its charter)

                           Commission file number:  333-47939


                   Texas                                     74-2871063
(State or other jurisdiction of incorporation             (I.R.S. Employer
            or organization)                             Identification No.)

                             101 S. Main Street
                            Victoria, Texas 77901
                  (Address of principal executive offices)

                                (361) 573-6321
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS


The news release of FVNB Corp. dated August 6, 2001, attached and filed herewith as Exhibit 99, is incorporated herein by reference. The release announced that the shareholders of FVNB Corp. approved the proposal for a going private transaction at the Annual Meeting of Shareholders of the Company held August 6, 2001, and as soon as possible after closing the transaction, the Company will file a Form 15, Certification and Notice of Termination of Registration Under Section 12(g) of the Securities Exchange Act of 1934, with the Securities and Exchange Commission.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     c.   Exhibits

          The following exhibit is filed as part of this report:

          (99)  News release of FVNB Corp. dated August 6, 2001.












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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FVNB CORP.
                                       (Registrant)


                                       By: /s/ DAVID M. GADDIS
                                          -------------------------------------
                                          David M. Gaddis,
                                          President and Chief Executive Officer


Date:  August 9, 2001



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                                 INDEX TO EXHIBIT


Exhibit No.    Description                                               Page
-----------    -----------                                               ----
   99          News release of FVNB Corp.                                  5
               dated August 6, 2001

















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